EXHIBIT 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2003		2002
	June 30	March 31	December 31	September 30	June 30
INTEREST INCOME
Loans	$389,859	$398,543	$406,373	$411,855	$419,599
Available-for-sale securities	75,065	77,682	79,248	84,366	86,700
Held-to-maturity securities	56,199	60,865	59,443	62,465	62,058
Trading securities	6	55	726	482	92
Loans held for sale	318	160	359	2,068	3,662
Federal funds sold and securities purchased under agreements to resell	889	166	1,152	1,256	406
Other interest-earning assets	110	154	325	457	468

Total interest income	522,446	537,625	547,626	562,949	572,985

INTEREST EXPENSE
Interest-bearing checking	8,129	8,035	9,300	12,271	12,015
Money market and savings deposits	13,819	13,997	17,552	20,275	18,907
Time deposits	51,116	52,293	56,989	59,145	60,593
Foreign deposits	1,675	1,684	1,795	1,668	1,329
Certificates of deposit of $100,000 or more	16,555	15,486	16,864	18,140	17,086
Federal funds purchased and securities sold under agreements to repurchase	4,555	5,919	6,308	7,452	7,704
Other borrowed funds	985	1,145	821	1,008	1,090
Long-term Federal Home Loan Bank advances	64,949	66,718	67,991	68,840	68,364
Other long-term debt	11,307	9,306	9,523	9,765	9,782

Total interest expense	173,090	174,583	187,143	198,564	196,870

NET INTEREST INCOME	349,356	363,042	360,483	364,385	376,115
Provision for loan losses	42,700	44,700	53,450	51,400	52,600

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	306,656	318,342	307,033	312,985	323,515

NONINTEREST REVENUES
Service charges on deposit accounts	81,677	75,556	78,873	77,672	67,551
Trust income	25,598	26,027	24,829	25,357	27,373
Consumer investment services income	16,049	16,310	16,329	18,912	21,641
Interchange income	18,360	16,687	16,971	16,418	16,165
Bank owned life insurance policies	13,060	13,834	13,629	14,587	15,046
Bankcard income	6,691	6,201	6,550	6,475	6,163
Mortgage income	17,130	10,016	6,691	7,112	4,469
Portfolio income	15,906	5,930	5,541	4,267	4,136
Other noninterest revenues	16,247	22,324	22,821	17,536	18,584

Total noninterest revenues	210,718	192,885	192,234	188,336	181,128

NONINTEREST EXPENSES
Salaries and employee benefits	156,723	154,065	142,675	144,517	146,806
Equipment expense	30,572	27,968	29,030	30,155	30,115
Net occupancy expense	33,484	31,525	30,530	30,011	29,474
Postage and office supplies	11,351	11,939	11,972	11,973	12,192
Marketing expense	9,173	9,158	8,941	8,903	8,719
Communications expense	7,044	7,563	5,491	5,788	8,257
Amortization of intangibles	1,198	1,198	1,225	1,224	1,350
Other noninterest expenses	49,077	46,190	46,820	43,460	49,864

Total noninterest expenses	298,622	289,606	276,684	276,031	286,777

INCOME BEFORE INCOME TAXES	218,752	221,621	222,583	225,290	217,866
Income taxes	63,927	66,265	67,376	69,289	65,497

NET INCOME	$154,825	$155,356	$155,207	$156,001	$152,369

Average common shares outstanding	349,509	351,981	353,792	357,567	359,782
Earnings per common share	$.44	$.44	$.44	$.44	$.42
Diluted average common shares outstanding	353,354	355,265	356,784	361,961	364,756
Diluted earnings per common share	$.44	$.44	$.44	$.43	$.42

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AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended June 30, 2003			Three Months Ended March 31, 2003			Three Months Ended December 31, 2002
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$13,334,004	$173,089	5.21%	$13,147,129	$177,491	5.48%	$12,821,252	$182,948	5.66%
Residential first mortgages	3,266,570	46,441	5.70%	3,091,003	46,569	6.11%	2,581,052	39,592	6.09%
Equity loans and lines	6,615,453	82,108	4.98%	6,439,787	82,572	5.20%	6,275,391	86,032	5.44%
Dealer indirect	3,743,714	64,806	6.94%	3,752,267	67,206	7.26%	3,725,141	70,901	7.55%
Other consumer	1,306,096	30,032	9.22%	1,399,612	31,545	9.14%	1,415,145	34,098	9.56%

Total loans net of unearned income	28,265,837	396,476	5.63%	27,829,798	405,383	5.91%	26,817,981	413,571	6.12%
Available-for-sale securities	4,646,425	75,971	6.56%	4,511,821	78,623	7.07%	4,286,045	80,291	7.43%
Held-to-maturity securities	4,440,248	59,984	5.42%	4,457,596	64,804	5.90%	4,237,829	63,390	5.93%

Total investment securities	9,086,673	135,955	6.00%	8,969,417	143,427	6.49%	8,523,874	143,681	6.69%
Other interest-earning assets	356,393	1,323	1.49%	154,144	535	1.41%	569,309	2,562	1.79%

Total interest-earning assets	37,708,903	533,754	5.68%	36,953,359	549,345	6.03%	35,911,164	559,814	6.18%
Cash and due from banks	1,057,946			1,054,545			1,042,937
Other assets	3,386,249			3,137,890			3,077,443
Allowance for loan losses	(391,229)			(382,501)			(381,464)
Market valuation on AFS securities	156,129			179,543			187,887

	$41,917,998			$40,942,836			$39,837,967

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing checking	$5,753,817	8,129	0.57%	$5,590,645	8,035	0.58%	$5,259,390	9,300	0.70%
Money market and savings deposits	7,548,133	13,819	0.73%	7,405,443	13,997	0.77%	7,283,621	17,552	0.96%
Time deposits	8,774,627	67,671	3.09%	8,359,791	67,779	3.29%	8,596,584	73,853	3.41%
Foreign deposits	689,875	1,675	0.97%	686,369	1,684	1.00%	675,778	1,795	1.05%
Federal funds purchased and securities sold under agreements to repurchase	1,836,940	4,555	0.99%	2,180,991	5,919	1.10%	2,023,816	6,308	1.24%
Other interest-bearing liabilities	7,333,085	77,241	4.22%	6,981,141	77,169	4.48%	6,464,030	78,335	4.81%

Total interest-bearing liabilities	31,936,477	173,090	2.17%	31,204,380	174,583	2.27%	30,303,219	187,143	2.45%

Net interest spread			3.51%			3.76%			3.73%

Noninterest-bearing demand deposits	5,329,351			5,144,378			5,050,493
Other liabilities	1,539,225			1,483,672			1,406,418
Shareholders’ equity	3,112,945			3,110,406			3,077,837

	$41,917,998			$40,942,836			$39,837,967

Net interest income/margin on a taxable equivalent basis		360,664	3.84%		374,762	4.11%		372,671	4.12%

Taxable equivalent adjustment:
Loans		6,617			6,840			7,198
Available-for-sale securities		906			941			1,043
Held-to-maturity securities		3,785			3,939			3,947

Total taxable equivalent adjustment		11,308			11,720			12,188

Net interest income		$349,356			$363,042			$360,483

	Three Months Ended September 30, 2002			Three Months Ended June 30, 2002
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$12,797,749	$192,956	5.98%	$12,876,385	$199,158	6.20%
Residential first mortgages	1,822,806	29,867	6.50%	1,863,833	31,627	6.81%
Equity loans and lines	6,062,522	88,399	5.78%	5,806,799	86,224	5.96%
Dealer indirect	3,753,930	72,697	7.68%	3,664,565	72,919	7.98%
Other consumer	1,440,953	35,364	9.74%	1,490,405	37,385	10.06%

Total loans net of unearned income	25,877,960	419,283	6.43%	25,701,987	427,313	6.67%
Available-for-sale securities	4,321,112	85,518	7.85%	4,267,756	87,919	8.26%
Held-to-maturity securities	4,115,777	66,497	6.41%	4,026,605	66,036	6.58%

Total investment securities	8,436,889	152,015	7.15%	8,294,361	153,955	7.44%
Other interest-earning assets	620,380	4,263	2.73%	396,264	4,628	4.68%

Total interest-earning assets	34,935,229	575,561	6.54%	34,392,612	585,896	6.83%
Cash and due from banks	1,004,271			1,021,319
Other assets	2,910,646			2,797,821
Allowance for loan losses	(377,708)			(372,870)
Market valuation on AFS securities	177,922			123,815

	$38,650,360			$37,962,697

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing checking	$5,205,385	12,271	0.94%	$5,280,315	12,015	0.91%
Money market and savings deposits	6,677,187	20,275	1.20%	6,539,522	18,907	1.16%
Time deposits	8,641,203	77,285	3.55%	8,385,356	77,679	3.72%
Foreign deposits	482,911	1,668	1.37%	371,251	1,329	1.44%
Federal funds purchased and securities sold under agreements to repurchase	1,973,865	7,452	1.50%	2,067,050	7,704	1.49%
Other interest-bearing liabilities	6,406,880	79,613	4.93%	6,346,331	79,236	5.01%

Total interest-bearing liabilities	29,387,431	198,564	2.68%	28,989,825	196,870	2.72%

Net interest spread			3.86%			4.11%

Noninterest-bearing demand deposits	4,892,434			4,852,478
Other liabilities	1,304,866			1,118,620
Shareholders’ equity	3,065,629			3,001,774

	$38,650,360			$37,962,697

Net interest income/margin on a taxable equivalent basis		376,997	4.28%		389,026	4.54%

Taxable equivalent adjustment:
Loans		7,428			7,714
Available-for-sale securities		1,152			1,219
Held-to-maturity securities		4,032			3,978

Total taxable equivalent adjustment		12,612			12,911

Net interest income		$364,385			$376,115

NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest-earning, marketable equity securities. Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002, was approximately $12,071,000, $12,974,000, $14,141,000, $16,616,000 and $19,735,000, respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 103, 115, 129, 150 and 183 basis points, respectively.

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AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2003		2002
	June 30	March 31	December 31	September 30	June 30
ASSETS
Cash and due from banks	$1,451,537	$1,372,188	$1,221,985	$1,364,146	$1,124,366
Federal funds sold and securities purchased under agreements to resell	484,300	441,988	26,018	271,068	147,000
Trading securities	287	1,060	47,964	315,156	30,006
Available-for-sale securities	5,814,466	5,110,643	4,744,866	4,448,355	4,590,271
Held-to-maturity securities	4,842,826	4,682,460	4,425,053	4,215,161	4,177,856
Loans held for sale	17,655	10,871	19,909	28,984	203,370
Loans net of unearned income:
Commercial and industrial	5,313,418	5,319,642	5,150,778	5,035,368	5,046,687
Commercial loans—secured by real estate	1,829,220	1,770,277	1,726,362	1,664,831	1,729,042
Commercial leases	1,787,725	1,780,197	1,780,555	1,720,643	1,672,353
Commercial real estate mortgages	2,429,824	2,303,543	2,304,381	2,142,236	2,102,655
Real estate construction	2,126,456	2,084,300	2,088,245	2,206,642	2,264,041
Residential first mortgages	3,024,847	2,860,556	2,794,072	2,163,751	1,652,231
Equity loans and lines	6,689,561	6,511,687	6,359,945	6,179,910	5,948,664
Dealer indirect	3,720,988	3,756,628	3,731,364	3,725,620	3,770,161
Revolving credit	525,109	520,758	541,165	519,326	510,427
Other consumer	775,394	791,360	874,051	928,523	956,647

Total loans net of unearned income	28,222,542	27,698,948	27,350,918	26,286,850	25,652,908
Allowance for loan losses	(384,011)	(383,936)	(381,579)	(379,878)	(371,418)
Other interest-earning assets	48,602	35,027	63,812	67,071	53,129
Premises and equipment, net	907,680	864,517	838,906	792,853	771,702
Cash surrender value—bank owned life insurance	1,041,391	1,029,321	1,016,288	1,003,539	991,123
Goodwill and other intangibles	299,503	300,701	301,900	303,125	304,349
Accrued interest receivable and other assets	1,037,429	935,711	895,232	894,297	824,441

	$43,784,207	$42,099,499	$40,571,272	$39,610,727	$38,499,103

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$5,849,456	$5,569,319	$5,494,657	$5,181,668	$4,981,783
Interest-bearing checking	5,739,344	5,767,727	5,470,243	5,150,492	5,234,927
Money market and savings deposits	7,553,650	7,636,685	7,270,541	7,101,223	6,455,526
Time	6,532,948	6,317,130	6,384,206	6,481,177	6,433,294
Foreign	727,329	656,649	640,663	531,743	356,789
Certificates of deposit of $100,000 or more	2,696,099	2,052,939	2,055,314	2,185,499	2,066,217

Total deposits	29,098,826	28,000,449	27,315,624	26,631,802	25,528,536
Federal funds purchased and securities sold under agreements to repurchase	1,837,292	1,826,851	1,769,547	1,954,121	2,040,929
Other borrowed funds	149,333	149,842	151,018	76,428	150,408
Long-term Federal Home Loan Bank advances	5,826,839	5,732,740	5,838,268	5,352,681	5,304,831
Other long-term debt	1,517,224	1,550,816	1,051,015	1,051,918	1,023,682

Total deposits and interest-bearing liabilities	38,429,514	37,260,698	36,125,472	35,066,950	34,048,386
Accrued expenses and other liabilities	2,209,118	1,713,622	1,329,803	1,421,030	1,376,454

Total liabilities	40,638,632	38,974,320	37,455,275	36,487,980	35,424,840

Shareholders’ equity:
Common stock	416,890	416,909	416,909	416,914	416,923
Capital surplus	706,042	706,234	706,081	703,068	699,786
Retained earnings	3,083,424	3,016,279	2,951,430	2,878,670	2,806,383
Treasury stock	(1,106,191)	(1,082,170)	(1,045,428)	(960,513)	(907,950)
Deferred compensation on restricted stock	(15,838)	(16,667)	(15,954)	(15,747)	(16,716)
Accumulated other comprehensive income	61,248	84,594	102,959	100,355	75,837

Total shareholders’ equity	3,145,575	3,125,179	3,115,997	3,122,747	3,074,263

	$43,784,207	$42,099,499	$40,571,272	$39,610,727	$38,499,103

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AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

	Three Months Ended
	2003		2002
	June 30	March 31	December 31	September 30	June 30
NET CHARGE-OFFS/(RECOVERIES)
Commercial:
Commercial & industrial	$12,553	$12,079	$14,150	$13,130	$16,611
Commercial loans—secured by real estate	304	106	564	(272)	300
Commercial leases	558	432	2,057	250	5,957

Total commercial	13,415	12,617	16,771	13,108	22,868

Commercial real estate:
Commercial real estate mortgages	186	182	227	151	139
Real estate construction	443	207	1,451	1,515	23

Total commercial real estate	629	389	1,678	1,666	162

Consumer:
Residential first mortgages	836	456	663	941	732
Equity loans and lines	9,204	6,902	9,621	7,611	6,281
Dealer indirect	10,080	12,413	13,996	10,367	9,622
Revolving credit	5,717	6,059	5,419	5,634	6,185
Other consumer	2,744	3,507	3,601	3,613	3,151

Total consumer	28,581	29,337	33,300	28,166	25,971

	$42,625	$42,343	$51,749	$42,940	$49,001

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS(Annualized)

Commercial:
Commercial & industrial	0.95%	0.93%	1.09%	1.03%	1.28%
Commercial loans—secured by real estate	0.07	0.02	0.13	(0.06)	0.07
Commercial leases	0.13	0.10	0.47	0.06	1.48

Total commercial	0.61	0.58	0.78	0.62	1.08

Commercial real estate:
Commercial real estate mortgages	0.03	0.03	0.04	0.03	0.03
Real estate construction	0.08	0.04	0.27	0.27	0.00

Total commercial real estate	0.06	0.04	0.16	0.15	0.01

Consumer:
Residential first mortgages	0.10	0.06	0.10	0.20	0.16
Equity loans and lines	0.56	0.43	0.61	0.50	0.43
Dealer indirect	1.08	1.34	1.49	1.10	1.05
Revolving credit	4.38	4.67	4.08	4.32	4.88
Other consumer	1.41	1.70	1.61	1.55	1.29

Total consumer	0.77	0.81	0.94	0.85	0.81

	0.60%	0.62%	0.77%	0.66%	0.76%

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AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

	2003		2002
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING LOANS*
Commercial:
Commercial & industrial	$57,092	$70,954	$79,830	$62,621	$62,399
Commercial loans—secured by real estate	13,463	12,232	15,160	14,684	16,379
Commercial leases	5,967	10,241	9,853	15,922	14,407

Total commercial	76,522	93,427	104,843	93,227	93,185
Commercial real estate:
Commercial real estate mortgages	13,189	14,979	19,393	19,938	19,295
Real estate construction	9,934	12,238	9,325	15,641	16,710

Total commercial real estate	23,123	27,217	28,718	35,579	36,005
Consumer:
Residential first mortgages	13,704	12,298	12,030	10,494	11,655
Equity loans and lines	13,931	16,080	12,517	11,470	11,145
Dealer indirect	9	9	197	-0-	1
Other consumer	356	520	524	672	693

Total consumer	28,000	28,907	25,268	22,636	23,494

	$127,645	$149,551	$158,829	$151,442	$152,684

* Exclusive of accruing loans 90 days past due.
ACCRUING LOANS 90 DAYS PAST DUE
Commercial:
Commercial & industrial	$8,230	$7,980	$7,222	$6,827	$10,518
Commercial loans—secured by real estate	140	365	1,516	1,059	1,241
Commercial leases	5	496	1,291	306	313

Total commercial	8,375	8,841	10,029	8,192	12,072
Commercial real estate:
Commercial real estate mortgages	170	117	300	3,628	357
Real estate construction	434	556	917	402	359

Total commercial real estate	604	673	1,217	4,030	716
Consumer:
Residential first mortgages	10,275	12,387	12,116	14,124	12,253
Equity loans and lines	34,829	44,025	49,239	51,253	50,765
Dealer indirect	4,011	5,206	7,388	6,063	4,540
Revolving credit	7,708	8,043	8,375	7,389	7,942
Other consumer	1,652	1,410	2,681	2,649	3,088

Total consumer	58,475	71,071	79,799	81,478	78,588

	$67,454	$80,585	$91,045	$93,700	$91,376

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

	2003		2002
	June 30*	March 31	December 31	September 30	June 30
REGULATORY CAPITAL RATIOS
Tier 1 capital ratio
AmSouth	7.68%	7.68%	7.80%	7.94%	8.03%
AmSouth Bank	9.11	9.27	9.52	9.68	9.85
Total capital ratio
AmSouth	11.49%	11.64%	10.60%	10.90%	11.20%
AmSouth Bank	12.22	12.45	11.50	11.69	11.88
Leverage ratio
AmSouth	6.68%	6.73%	6.85%	7.08%	7.14%
AmSouth Bank	7.93	8.12	8.35	8.61	8.76

*	Second quarter 2003 regulatory capital ratios based on preliminary data.